FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                  OAKVIEW TERRACE TOWNHOMES LIMITED PARTNERSHIP


         This First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Oakview Terrace Townhomes Limited Partnership, a Minnesota limited partnership (the "First Amendment") is being entered into as of the date written below by and between Curtis G. Carlson Co., Inc, a Minnesota corporation, M.F. Carlson Co., Inc., a Minnesota corporation, and Robert B. Carlson, an individual, as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership as the substitute investor limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.


                                    RECITALS


         WHEREAS, Oakview Terrace Townhomes Limited Partnership, a Minnesota limited partnership (the "Partnership"), recorded a certificate of limited partnership with the State of Minnesota Department of State on July 3, 2001, as amended January 3, 2002. A partnership agreement dated June 26, 2001, as amended and restated December 18, 2001 was entered into by and between the General Partner and the Original Limited Partner (the "Original Partnership Agreement").

         WHEREAS, on August 8, 2002, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding as the investor limited partner and the Special Limited Partner (the "Second Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Second Amended and Restated Partnership Agreement.

         WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.

         WHEREAS, the General Partner and the Special Limited Partner agree to admit the Limited Partner as a limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and the Limited Partner agrees to accept all the rights, title, interest and obligations of the Limited Partner specified in the Second Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Second Amended and Restated Partnership Agreement.

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         NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Second Amended and Restated Partnership Agreement as follows:

Under Article I, Definitions, of the Second Amended and Restated Partnership Agreement, the following is amended in its entirety to provide as stated:

          "Limited Partner" shall mean WNC Housing Tax Credit Fund VI, L.P., Series 9, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Second Amended and Restated Partnership Agreement amended only as specifically set forth herein.

         IN WITNESS WHEREOF, this First Amendment to the Second Amended and Restated Agreement of Limited Partnership of Oakview Terrace Townhomes Limited Partnership, a Minnesota limited partnership, is made and entered into as of August 12, 2002.



                           GENERAL PARTNER:


                           Curtis G. Carlson Co., Inc.

                           By:  /s/ CURTIS G. CARLSON
                                  Curtis G. Carlson,
                                  President


                           M.F. Carlson Co., Inc.

                           By:  /s/ MARK F. CARLSON
                                  Mark F. Carlson,
                                  Chief Executive Officer


                           By: /s/ ROBERT B. CARLSON
                                 Robert B. Carlson



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                           WITHDRAWING LIMITED PARTNER

                           WNC Holding, LLC

                           By:      WNC & Associates, Inc.
                                    Managing Member

                                    By:      /s/ DAVID N. SHAFER
                                             David N. Shafer,
                                             Executive Vice President


                           SPECIAL LIMITED PARTNER

                           WNC Housing, L.P.

                           By:     WNC & Associates, Inc.,
                                   General Partner

                                   By:      /s/ DAVID N. SHAFER
                                            David N. Shafer,
                                            Executive Vice President


                           LIMITED PARTNER

                           WNC Housing Tax Credit Fund VI, L.P, Series 9

                           By:     WNC & Associates, Inc.
                                   General Partner

                                   By:      /s/ DAVID N. SHAFER
                                            David N. Shafer,
                                            Executive Vice President